UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 18, 2004

First Security Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)
Kentucky	000-49781	61-1364206

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

318 East Main Street	Lexington, Kentucky	40507

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (859) 367-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5  Other Events and Regulation FD Disclosure

               On August 18, 2004, First Security Bancorp, Inc. sent its Message to Shareholders, along with current unaudited financial information. A copy of that Message is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

               Exhibits:

              Exhibit 99.1:  Message to Shareholders from First Security Bancorp, Inc. mailed on August 18, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC.
Date: August 19, 2004	By: /s/ John G. Sullivan John G. Sullivan Executive Vice-President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

       Exhibit 99.1     Message to Shareholders from First Security Bancorp, Inc. mailed on August 18, 2004.